EXECUTION COPY

SALE AGREEMENT

between

WELLS FARGO FINANCIAL ACCEPTANCE, INC.,

as Seller

and

WELLS FARGO FINANCIAL RECEIVABLES, LLC,

as Purchaser

Dated February 24, 2004

TABLE OF CONTENTS

Page

ARTICLE I
DEFINITIONS

SECTION 1.1.

OTHER INTERPRETIVE PROVISIONS

1

ARTICLE II
PURCHASE AND SALE OF RECEIVABLES

SECTION 2.1.

PURCHASE AND SALE OF RECEIVABLES.

2

SECTION 2.2.

RECEIVABLES PURCHASE PRICE

3

SECTION 2.3.

EXPENSES

3

ARTICLE III
REPRESENTATIONS AND WARRANTIES

SECTION 3.1.

REPRESENTATIONS AND WARRANTIES

OF PURCHASER

3

SECTION 3.2.

REPRESENTATIONS AND WARRANTIES

OF SELLER

4

SECTION 3.3.

REPRESENTATIONS AND WARRANTIES

AS TO EACH RECEIVABLE

6

SECTION 3.4.

REPURCHASE UPON BREACH

6

ARTICLE IV
RESERVED

ARTICLE V
COVENANTS OF SELLER

SECTION 5.1.

PROTECTION OF TITLE TO SELLER ASSETS

7

ARTICLE VI
MISCELLANEOUS PROVISIONS

SECTION 6.1.

OBLIGATIONS OF SELLER

9

SECTION 6.2.

SELLER’S ASSIGNMENT OF PURCHASED

RECEIVABLES

9

SECTION 6.3.

SUBSEQUENT TRANSFER TO ISSUER AND

INDENTURE TRUSTEE

9

SECTION 6.4.

AMENDMENT

9

SECTION 6.5.

WAIVERS

10

SECTION 6.6.

NOTICES

11

SECTION 6.7.

COSTS AND EXPENSES

11

SECTION 6.8.

REPRESENTATIONS TO SELLER

11

SECTION 6.9.

GOVERNING LAW

11

SECTION 6.10.

COUNTERPARTS

11

SECTION 6.11.

THIRD PARTY BENEFICIARIES

11

SALE AGREEMENT

THIS SALE AGREEMENT (as from time to time amended, supplemented or otherwise modified and in effect, this “Agreement”) is made as of this 24th day of February, 2004 by and between WELLS FARGO FINANCIAL ACCEPTANCE, INC., a Minnesota corporation (in such capacity and for purposes of this Agreement only, the “Seller”), and WELLS FARGO FINANCIAL RECEIVABLES, LLC, a Delaware limited liability company (in such capacity and for purposes of this Agreement only, the “Purchaser”).

WHEREAS, in the regular course of its business, Loans were assigned by dealers to the Originator located in the state where such dealer was located;

WHEREAS, in the regular course of its business, Seller acquired the Loans directly from the Originators;

WHEREAS, Purchaser desires to purchase from Seller a portfolio of Loans; and

WHEREAS, Seller is willing to sell such Loans to Purchaser.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

DEFINITIONS.  Capitalized terms used but not defined herein are used in this Agreement as defined in APPENDIX X to the Sale and Servicing Agreement among Wells Fargo Financial Auto Owner Trust 2004-A, as issuer, the Purchaser, as seller, Wells Fargo Financial, Inc., as Master Servicer, and JPMorgan Chase Bank, as Indenture Trustee as the same may be amended and supplemented from time to time.

SECTION 1.1.  OTHER INTERPRETIVE PROVISIONS.  For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under GAAP; (b) terms defined in Article 9 of the UCC and not otherwise defined in this Agreement are used as defined in that Article; (c) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term “including” means “including without limitation”; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person’s successors and assigns; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

ARTICLE II
PURCHASE AND SALE OF RECEIVABLES

SECTION 2.1.  PURCHASE AND SALE OF RECEIVABLES.

Effective as of the Closing Date and immediately prior to the transactions pursuant to the Indenture, the Purchase Agreement, the Sale and Servicing Agreement and the Trust Agreement, Seller does hereby sell, transfer, assign, set over and otherwise convey to Purchaser, without recourse (subject to the obligations herein) (the “Seller Assets”):

(a)

all right, title and interest of Seller in and to the Receivables, and all monies received thereon after the Cutoff Date;

(b)

all right, title and interest of Seller in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of Seller in the Financed Vehicles and any other property that shall secure the Receivables;

(c)

the interest of Seller in any proceeds with respect to the Receivables from claims on any Insurance Policies covering Financed Vehicles or the Obligors or from claims under any lender’s single interest insurance policy naming Transferor as an insured;

(d)

the interest of Seller in any proceeds from (i) any Receivable repurchased by a Dealer pursuant to a Dealer Agreement as a result of a breach of representation or warranty in the related Dealer Agreement, (ii) a default by an Obligor resulting in the repossession of the Financed Vehicle under the applicable Loans or (iii) any Dealer Recourse or other rights relating to the Receivables under Dealer Agreements;

(e)

all right, title and interest of Seller in any instrument or document relating to the Receivables;

(f)

all rights but not the obligations of Seller under the Transfer Agreement; and

(g)

the proceeds of any and all of the foregoing.

The sale, transfer, assignment, setting over and conveyance made hereunder shall not constitute and is not intended to result in an assumption by Purchaser of any obligation of Seller to the Obligors, the Dealers or any other Person in connection with the Receivables and the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

It is the express intention of Seller and Purchaser that (a) the assignment and transfer herein contemplated constitute a sale of the Receivables and the other Seller Assets described above, conveying good title thereto free and clear of any liens, encumbrances, security interests or rights of other Persons, from Seller to Purchaser and (b) the Receivables and the other Seller Assets described above not be a part of Seller’s estate in the event of a bankruptcy or insolvency of Seller.  If, notwithstanding the intention of Seller and Purchaser, such conveyance is deemed to be a pledge in connection with a financing or is otherwise deemed not to be a sale, Seller hereby grants, and the parties intend that Seller shall have granted to the Purchaser, a first priority perfected security interest in all of Seller’s right, title and interest in the items of the Seller Assets and all proceeds of the foregoing, and that this Agreement shall constitute a security agreement under applicable law and the Purchaser shall have all of the rights and remedies of a secured party and creditor under the UCC as in force in the relevant jurisdictions.

SECTION 2.2.  RECEIVABLES PURCHASE PRICE.  In consideration for the Seller Assets, Purchaser shall, on the Closing Date, pay to Seller the Receivables Purchase Price.  The “Receivables Purchase Price” shall be $499,029,219.60 in cash.

SECTION 2.3.  EXPENSES.  The Seller shall pay (or shall reimburse the Underwriters or any other Person to the extent that the Underwriters of such other Person shall pay), to the extent any of the amounts below have not been paid by Purchaser pursuant to the Purchase Agreement, for certain of the expenses of the Underwriters in connection with the issuance and sale of the Notes and any taxes payable in connection therewith, including: (i) expenses incident to the preparing, printing, reproducing and distributing of the Preliminary Prospectus and the Prospectus, (ii) the fees and expenses of qualifying the Notes under the securities laws of the several jurisdictions and of preparing, printing and distributing any blue sky survey (including related fees and expenses of counsel to the Underwriter), (iii) any fees charged by Moody’s and Standard & Poor’s in connection with the rating of the Notes, (iv) the fees of DTC in connection with the book-entry registration of the Notes, (v) the fees and disbursements of the Indenture Trustee and the Owner Trustee and their respective counsels, (vi) the fees and disbursements of the accountants, (vii) the fees and disbursements of McKee Nelson LLP, counsel to the Underwriters and Underwriter, in connection with the purchase of the Receivables hereunder and the issuance and sale of the Notes and (viii) the filing fee charged by the SEC for registration of the Notes.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

SECTION 3.1.  REPRESENTATIONS AND WARRANTIES OF PURCHASER.  Purchaser hereby makes the following representations and warranties upon which Seller may rely.  Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables to Purchaser.

(a)

Organization and Good Standing.  Purchaser has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has the power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof.

(b)

Power and Authority.  Purchaser has full power, authority and legal right to execute, deliver and perform this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

(c)

No Consent Required.  No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by Purchaser of this Agreement or the consummation of the transactions contemplated hereby.

(d)

Binding Obligation.  This Agreement has been duly executed and delivered by Purchaser and this Agreement constitutes a legal, valid and binding obligation of Purchaser, enforceable against Seller in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting the enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies.

(e)

No Violation.  The execution, delivery and performance by Purchaser of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in any breach of the material terms and provisions of, constitute (with or without notice or lapse of time) a material default under or result in the creation or imposition of any Lien under any of its material properties pursuant to the terms of, (i) the certificate of formation or limited liability company agreement of Purchaser, (ii) any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which Purchaser is a party or by which Purchaser is bound or to which any of its properties are subject, or (iii) any law, order, rule or regulation applicable to Purchaser of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over Purchaser.

(f)

No Proceedings.  There are no proceedings or investigations pending, or, to the knowledge of Purchaser, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Purchaser or its properties: (i) asserting the invalidity of this Agreement or the transactions contemplated herein, (ii) seeking to prevent the consummation of any of the transactions by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Purchaser of its obligations under, or the validity or enforceability of, this Agreement or the transactions contemplated herein, or (iv) that may materially and adversely affect this Agreement or the transactions contemplated hereby.

SECTION 3.2.  REPRESENTATIONS AND WARRANTIES OF SELLER.  Seller hereby makes the following representations and warranties upon which Purchaser may rely.  Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables to Purchaser.

(a)

Organization and Good Standing.  Seller has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota and has the corporate power and authority to execute and legal right to own its properties and conduct its motor vehicle retail installment sale contract business as such properties are at present owned and such business is at present conducted and had at all relevant times, and has, power, authority and legal right to acquire, own and sell the Seller Assets pursuant to the terms of this Agreement.

(b)

Due Qualification.  The Seller is duly qualified to do business as a foreign corporation and is in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications and in which the failure to do so would materially and adversely affect the Purchaser’s performance of its obligations under, the validity or enforceability of, this Agreement or the Seller Assets.

(c)

Power and Authority.  Seller has the power, authority and legal right to execute and deliver this Agreement and to carry out its terms and to sell and assign the Seller Assets; and the execution, delivery and performance of this Agreement has been duly authorized by Seller by all necessary limited liability company action.

(d)

No Consent Required.  No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby or thereby, other than the filing of UCC financing statements.

(e)

Valid Sale; Binding Obligation.  Seller intends this Agreement to effect a valid sale, transfer, and assignment of the Receivables and the other properties and rights included in the Seller Assets conveyed by Seller to Purchaser hereunder, enforceable against creditors of and purchasers from Seller; and this Agreement constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies.

(f)

No Violation.  The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in any material breach of any of the terms and provisions of, constitute (with or without notice or lapse of time) a material default under, or result in the creation or imposition of any Lien upon any of its material properties pursuant to the terms of, (i) the charter or bylaws of Seller, (ii) any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which Seller is a party or by which Seller is bound, or (iii) any law, order, rule or regulation applicable to Seller of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over Seller.

(g)

No Proceedings.  There are no proceedings or investigations pending, or, to the knowledge of Seller, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Seller or its properties: (i) asserting the invalidity of this Agreement or the transactions contemplated herein, (ii) seeking to prevent the consummation of any of the transactions by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Seller of its obligations under, or the validity or enforceability of, this Agreement or the transactions contemplated herein, or (iv) that may materially and adversely affect this Agreement or the transactions contemplated hereby.

(h)

Compliance with Requirements Law.  The Seller shall duly satisfy all obligations on its part to be fulfilled under or in connection with each Receivable, will maintain in effect all qualifications required under Requirements of Law and will comply in all material respects with all other Requirements of Law in connection with servicing each Receivable the failure to comply with which would have a material adverse effect on the Seller’s performance of its obligations under this Agreement.

(i)

Chief Executive Office.  The chief executive office of Seller is set forth in Exhibit A attached hereto.

(j)

Official Record.  This Agreement and all other documents related hereto to which Seller is a party have been approved by Seller’s board of directors, which approval is reflected in the minutes or unanimous written consent of such board, and shall continuously from time to time of each such document’s execution, be maintained as an official record of Seller.

SECTION 3.3.  REPRESENTATIONS AND WARRANTIES AS TO EACH RECEIVABLE.  Seller hereby makes the representations and warranties set forth in Section 3.3 of the Purchase Agreement as of the Closing Date as to each Receivable conveyed by it to Purchaser hereunder on which Purchaser shall rely in acquiring the Receivables.  References to “Transferor” and “Purchaser” therein shall be deemed to mean the Seller and Purchaser, respectively.  Such representations and warranties shall survive the sale, transfer and assignment of the Receivables to Purchaser hereunder, the subsequent sale, transfer and assignment of the Receivables to ACE Securities Corp. under the Purchase Agreement, the subsequent sale, transfer and assignment of the Receivables to Issuer under the Sale and Servicing Agreement, and the pledge thereof to Indenture Trustee pursuant to the Indenture.

SECTION 3.4.  REPURCHASE UPON BREACH.  The Seller or the Purchaser, as the case may be, shall inform the other party to this Agreement promptly, in writing, upon the discovery of any breach or failure to be true of the representations or warranties made by the Seller in Section 3.3; provided that the failure to give such notice shall not affect any obligation of the Seller.  If the breach or failure shall not have been cured by the last day of the Collection Period which includes the 60th day (or if the Seller elects, an earlier day) after the date on which the Seller becomes aware of, or receives written notice from the Purchaser or an assignee from the Purchaser or an assignee from of, such breach or failure, and such breach or failure materially and adversely affects the interests of the Issuer and the Holders in any Receivable, the Seller shall repurchase each such Receivable from the Purchaser, or its successors or assigns, as of such last day of such Collection Period at a purchase price equal to the Purchase Amount for such Receivable as of such last day of such Collection Period, which amount shall be deposited in the Collection Account pursuant to the provisions of the Sale and Servicing Agreement.  Notwithstanding the foregoing, any such breach or failure with respect to the representations and warranties contained in Section 3.3 will not be deemed to have such a material and adverse effect with respect to a Receivable if the facts resulting in such breach or failure do not affect the ability of the Purchaser, or its successors or assigns, to receive and retain payment in full on such Receivable.  In consideration of the purchase of a Receivable hereunder, the Seller shall (unless otherwise directed by the Purchaser, or its successors or assigns, in writing) deposit the Purchase Amount of such Receivable, no later than the close of business on the next Deposit Date, in the manner specified in Section 5.4 of the Sale and Servicing Agreement.  Upon the payment of such purchase price by the Seller, the Purchaser or its assignee shall release and shall execute and deliver such instruments of release, transfer or assignment, in each case without recourse or representation as shall be necessary to vest in the Seller or its designee any Receivable repurchased pursuant hereto.  The sole remedy of the Purchaser and its successor or assigns with respect to a breach or failure to be true of the warranties made by the Seller pursuant to Section 3.3, shall be to require the Seller to repurchase Receivables pursuant to this Section 3.4.

ARTICLE IV
RESERVED

ARTICLE V
COVENANTS OF SELLER

SECTION 5.1.  PROTECTION OF TITLE TO SELLER ASSETS.  Seller covenants and agrees with Purchaser as follows:

(a)

Seller shall authorize and file such UCC financing statements and cause to be authorized and filed such UCC continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of Purchaser, Owner Trustee and Indenture Trustee in the Receivables and the proceeds thereof.  Seller shall deliver (or cause to be delivered) to Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(b)

Seller shall not change its name, identity or corporate structure or jurisdiction of organization in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of the UCC, unless it shall have given Purchaser, Owner Trustee and Indenture Trustee at least 60 days’ prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

(c)

Seller shall give Purchaser, Owner Trustee and Indenture Trustee at least 60 days’ prior written notice of any relocation of its principal executive office or change in its jurisdiction or organization, if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement.

(d)

Seller shall maintain its computer systems relating to installment loan recordkeeping so that, from and after the time of sale under this Agreement of its Receivables, Seller’s master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of Purchaser, Issuer and Indenture Trustee in such Receivable and that such Receivable has been sold to Purchaser and by Purchaser to Issuer and is owned by Issuer and has been pledged to Indenture Trustee pursuant to the Indenture.  Indication of Purchaser’s, Issuer’s and Indenture Trustee’s interest in a Receivable shall be deleted from or modified on Seller’s computer systems when, and only when, the related Receivable shall have been paid in full or repurchased by Seller or an Originator or purchased by Master Servicer.

(e)

If at any time Seller shall propose to sell, grant a security interest in or otherwise transfer any interest in receivables to any prospective purchaser, lender or other transferee, Seller shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold to Purchaser, sold by Purchaser to ACE Securities Corp., and then sold by ACE Securities Corp. to Issuer and pledged to Indenture Trustee.

(f)

Seller shall, upon receipt of reasonable prior notice, permit Purchaser, Owner Trustee and Indenture Trustee and their respective agents at any time during normal business hours to inspect, audit and make copies of and abstracts from Seller’s records regarding any Receivable.

(g)

Upon request at any time Purchaser, Owner Trustee or Indenture Trustee shall have reasonable grounds to believe that such request is necessary in connection with the performance of its duties under this Agreement, Seller shall furnish to Purchaser, Owner Trustee and Indenture Trustee, within thirty (30) Business Days, a list of all Receivables (by contract number and name of Obligor) conveyed to Purchaser hereunder and then owned by Issuer, and pledged to Indenture Trustee, together with a reconciliation of such list to the Schedule of Receivables and to each of Master Servicer’s Reports furnished before such request indicating removal of Receivables from Issuer.

(h)

Seller shall deliver or cause to be delivered to Purchaser, Owner Trustee and Indenture Trustee:

(1)

promptly after the execution and delivery of this Agreement and of each amendment hereto, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of Purchaser in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

(2)

within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than four months after the Cutoff Date and until there are no Outstanding Notes, an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of Purchaser in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

Each Opinion of Counsel referred to in clause (1) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

ARTICLE VI
MISCELLANEOUS PROVISIONS

SECTION 6.1.  OBLIGATIONS OF SELLER.  The obligations of Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

SECTION 6.2.  SELLER’S ASSIGNMENT OF PURCHASED RECEIVABLES.  With respect to all Receivables repurchased by Seller pursuant to this Agreement, Purchaser shall assign, without recourse, representation or warranty, to Seller all Purchaser’s right, title and interest in and to such Receivables, and all security and documents relating thereto.

SECTION 6.3.  SUBSEQUENT TRANSFER TO ISSUER AND INDENTURE TRUSTEE.  Seller acknowledges that:

(a)

Purchaser will, pursuant to the Purchase Agreement, sell the Receivables to ACE Securities Corp. and assign its rights under this Agreement to ACE Securities Corp. for the benefit of the Noteholders and the Certificateholders, and that the representations and warranties contained in this Agreement and the rights of Purchaser under Section 3.4 hereof are intended to benefit ACE Securities Corp., the Issuer, the Owner Trustee, the Noteholders and the Certificateholders.  Seller hereby consents to such sale and assignment.

(b)

ACE Securities Corp. will, pursuant to the Sale and Servicing Agreement, sell the Receivables to Issuer and assign its rights under this Agreement to the Issuer for the benefit of the Noteholders and the Certificateholders, and that the representations and warranties contained in this Agreement and the rights of Purchaser under Section 3.4 hereof are intended to benefit Issuer, the Owner Trustee, the Noteholders and the Certificateholders.  Seller hereby consents to such sale and assignment.

(c)

Issuer will, pursuant to the Indenture, pledge the Receivables and its rights under this Agreement to the Indenture Trustee for the benefit of the Noteholders, and that the representations and warranties contained in this Agreement and the rights of Purchaser under this Agreement, including under Section 3.4 are intended to benefit the Indenture Trustee and the Noteholders.  Seller hereby consents to such pledge.

SECTION 6.4.  AMENDMENT.  (a) This Agreement may be amended by Seller and the Purchaser, with the consent of the Master Servicer, Owner Trustee and Indenture Trustee (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders or the Certificateholders or any other person to cure any ambiguity or defect, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement; provided that such action shall not, as evidenced by an Opinion of Counsel delivered to the Purchaser, the Owner Trustee and the Indenture Trustee or the satisfaction of the Rating Agency Condition, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

(b)

This Agreement may also be amended from time to time by Seller and Purchaser, with the consent of the Master Servicer, Owner Trustee and Indenture Trustee, the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holders of Certificates evidencing not less than a majority of the Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the Holders of all the outstanding Certificates of each class affected thereby.

(c)

Prior to the execution of any such amendment or consent, Purchaser shall furnish written notification of the substance of such amendment or consent to each Rating Agency, Owner Trustee and Indenture Trustee.  Promptly after the execution of any such amendment or consent, Purchaser shall furnish written notification the substance of such amendment or consent to each Noteholder, Certificateholder, Owner Trustee and Indenture Trustee.

(d)

It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

(e)

Prior to the execution of any amendment to this Agreement, Purchaser, Owner Trustee and Indenture Trustee shall be entitled to receive and rely conclusively upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied and the Opinion of Counsel referred to in Section 5.1(h)(1) of the Purchase Agreement relating to the Seller has been delivered.  Purchaser, Owner Trustee and Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects Purchaser’s, Owner Trustee’s or Indenture Trustee’s, as applicable, own rights, duties or immunities under this Agreement or otherwise.

SECTION 6.5.  WAIVERS.  No failure or delay on the part of Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

SECTION 6.6.  NOTICES.  All demands, notices and communications pursuant to this Agreement to either party shall be in writing, personally delivered, or sent by telecopier, overnight mail or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt at the address set forth in Exhibit A attached hereto or at such other address as may be designated by it by notice to the other party.

SECTION 6.7.  COSTS AND EXPENSES.  Seller will pay all expenses incident to the performance of its obligations under this Agreement and all expenses in connection with the perfection as against third parties of Purchaser’s right, title and interest in and to the Seller Assets and Purchaser agrees to pay expenses incident to the performance of its obligations under this Agreement.

SECTION 6.8.  REPRESENTATIONS TO SELLER.  The respective agreements, representations, warranties and other statements by Seller and Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the Closing Date and any sale, transfer or assignment of the Receivables by Purchaser.

SECTION 6.9.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 6.10.  COUNTERPARTS.  This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

SECTION 6.11.  THIRD PARTY BENEFICIARIES.  Each of ACE Securities Corp., the Issuer, Owner Trustee (individually and in its capacity as such) and Indenture Trustee (individually and in its capacity as such) is an intended third party beneficiary of this Agreement.

It is acknowledged and agreed that the provisions of this agreement may be enforced by or on behalf of such Persons against Seller to the same extent as if it were a party hereto.

IN WITNESS WHEREOF, the parties hereby have caused this Sale Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

WELLS FARGO FINANCIAL ACCEPTANCE, INC.

By:  /s/ Steven N. Owenson

Name:  Steven N. Owenson

Title:    Treasurer

WELLS FARGO FINANCIAL RECEIVABLES, LLC

By:  /s/ Steven N. Owenson

Name:  Steven N. Owenson

Title:    Treasurer